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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 24, 2000



                              SONIC FOUNDRY, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                        1-14007                 39-1783372
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File          (I.R.S. Employer
    of incorporation or                  Number)             Identification No.)
       organization)




                   754 Williamson Street, Madison, WI  53703
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (608) 256-3133
                             ---------------------
                          (Issuer's telephone number)
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Item 5.   Other Events

          On March 24, 2000, Sonic Foundry, Inc. announced that its Board of Directors approved a two-for-one stock split on shares of its common stock. The shares will be distributed on or about April 28, 2000, to stockholders of record on April 7, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Sonic Foundry, Inc.
                            ------------------------
                                  (Registrant)


April 18, 2000                                By:  /s/ Kenneth A. Minor
                                                   --------------------
                                                   Kenneth A. Minor
                                                   Chief Financial Officer